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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): December 4, 2006

                                      SOUTHERN CALIFORNIA EDISON COMPANY
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-2313                        95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-1212
                             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On December 4, 2006, Southern California Edison Company agreed to sell $400,000,000 principal amount of its 5.55% First and Refunding Mortgage Bonds, Series 2006E, Due 2037, (the "Bonds").  For further information concerning the Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHERN CALIFORNIA EDISON COMPANY
                                                       (Registrant)

                                                   /s/ LINDA G. SULLIVAN
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                                                     LINDA G. SULLIVAN
                                               Vice President and Controller

December 4, 2006

                                                 EXHIBIT INDEX

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Exhibit No.     Description

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1               Underwriting Agreement dated as of December 4, 2006
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4.1             One Hundred Fourteenth Supplemental Indenture dated as of December 4,
                2006
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4.2             Certificate as to Actions Taken by Officer of Southern California Edison
                Company, dated as of December 4, 2006
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5               Opinion of Counsel
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12.1            Statement re Computation of Ratios of Earnings to Combined Fixed Charges
                and Preferred Equity Dividends
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12.2            Statement re Computation of Ratios of Earnings to Fixed Charges
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25              Statement of Eligibility on Form T-1 under the Trust Indenture Act of
                1939, as amended, of the Bank of New York Trust Company, N.A., as
                Trustee under the Indenture
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